UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024 (June 3, 2024)

ISUN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495

(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	N/A1

1On June 3, 2024, Nasdaq filed a Form 25 to delist our Common Stock and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The delisting will become effective 10 days after the filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On June 3, 2024 (the “Petition Date”), iSun, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries, each a “Debtor,” and together with the Company, the “Debtors”) filed a voluntary petition for reorganization under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (the “Chapter 11 Cases”). The Debtors are seeking to jointly administer the Chapter 11 Cases under the caption “In re: ISUN, INC., et al.” Case No. 24-11144. The subsidiaries that are Debtors in the Chapter 11 Cases are Hudson Solar Service, LLC; Hudson Valley Clean Energy, Inc.; iSun Corporate, LLC; iSun Energy, LLC; iSun Industrial, LLC; iSun Residential, Inc.; iSun Utility, LLC; Liberty Electric, Inc.; Peck Electric Co.; SolarCommunities , Inc.; and Sun CSA 36, LLC.

The Debtors expect to continue their operations in the ordinary course of business during the pendency of the Chapter 11 Cases. To ensure ordinary course operations, the Debtors have filed motions seeking orders from the Bankruptcy Court approving a variety of “first day” motions. No trustee has been appointed and each Debtor will continue to operate its business as a “debtor-in-possession” (DIP) subject to the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04. Triggering Events that Accelerate/Increase Direct Financial Obligation or Off-Balance Sheet Arrangement Obligation.

The text set forth in Item 1.03 of this Current Report on Form 8-K regarding the bankruptcy filing is incorporated into this item by reference. The bankruptcy filing described above constituted an event of default or otherwise triggered or may trigger repayment obligations under a number of instruments and agreements relating to direct financial obligations of the Company and certain of its subsidiaries (the “Debt Instruments”).

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal, accrued and unpaid interest and certain other amounts due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, The Nasdaq Stock Market, LLC (“Nasdaq”) suspended trading in the Common Stock of the Company on May 23, 2024, due to noncompliance with Nasdaq Listing Rule 5550(a)(2). On June 3, 2024, Nasdaq filed a Form 25 Notification of Delisting with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective ten days after the Form 25 is filed.

Beginning on May 23, 2024, the Company’s Common Stock had been trading over the counter on the OTC Pink Market under its current trading symbol “ISUN.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Rob Vanderbeek as Chief Restructuring Officer.

Effective June 3, 2024, the Board of Directors (the “Board”) of iSun, Inc. (“iSun” or the “Company”) appointed Rob Vanderbeek to serve as Chief Restructuring Officer of the Company. Mr. Vanderbeek will not receive any direct compensation from the Company other than indirectly in connection with the fees paid by the Company to Novo Advisors, LLC in connection with Mr. Vanderbeek’s services as the Company’s Interim Chief Financial Officer, as described in the Company’s Current Report on Form 8-K filed April 22, 2024.

Item 8.01. Other Events.

On June 5, 2024, the Bankruptcy Court approved a variety of “first day” motions seeking customary relief intended to enable the Debtors to continue ordinary course operations during the Chapter 11 Cases by, among other things, making payments upon, or otherwise honoring, certain obligations that arose prior to the Petition Date.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the Debtors’ ability to consummate and complete a plan of reorganization and their ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Debtors’ ability to successfully complete a restructuring under Chapter 11, including: consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Debtors’ ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the any plan of reorganization or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties resulting from the Chapter 11 Cases; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s Common Stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the DIP Credit Agreement; the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to unanticipated factors; and other litigation and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2024

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer